EXHIBIT 10.7

                           STOCK PURCHASE AGREEMENT


         This STOCK PURCHASE AGREEMENT, dated as of March 28, 1997, is entered into by and between DCC COMPACT CLASSICS, INC., A COLORADO CORPORATION ("DCC"), and DAYSTAR PARTNERS, L.P., A CALIFORNIA LIMITED PARTNERSHIP ("DayStar").

                               FACTUAL BACKGROUND

         DayStar wishes to purchase from DCC, and DCC wishes to sell to DayStar, shares of DCC'S Common Stock, $.005 par value ("Common Stock"). DayStar and DCC desire to provide for the foregoing purchase and sale and to establish various rights and obligations in connection therewith. Certain other persons (the "Other Purchasers") will purchase Common Stock under Agreements substantially similar to this Agreement. The Other Purchasers and DayStar are collectively referred to as the "Purchasers."

         In consideration of the mutual promises and covenants contained in this Agreement, the parties hereto agree as follows:

         1.       SALE OF SHARES.

         Subject to the terms and conditions of this Agreement, at the Closing (as defined below), DCC will sell and issue to DayStar, and DayStar will purchase, 80,000 shares of Common Stock (the "Shares") for a total price in cash of Eighty Thousand Dollars ($80,000) (the "Total Purchase Price"), which equals $1.00 per Share (the "Share Purchase Price"). The Shares shall be subject to a Registration Rights Agreement (the "Registration Rights Agreement"), substantially in the form of Exhibit A hereto. DCC hereby authorizes Day Star to deduct from the purchase price of the Shares $7500 on account of the legal expenses which the Purchasers incur in negotiating and documenting this Agreement, which legal expenses DCC has agreed to reimburse upon presentation of invoice.

         2.       THE CLOSING.

                  2.1 Closing. The closing ("Closing") of this transaction shall take place at the offices of Coblentz, Cahen, McCabe & Breyer, LLP ("CCMB"), 222 Kearny Street, 7th Floor, San Francisco, California 94108 at 10:00 a.m. on the date hereof (the "Closing Date"), or at such other time, date and place as are mutually agreeable to DCC and DayStar.

                  2.2 Delivery. At the Closing, subject to the terms of this Agreement, DCC will deliver or cause to be delivered to DayStar, against DayStar's payment at the Closing of the Total Purchase Price by one or more checks or by wire transfer to an account or accounts designated by DCC, a stock certificate or certificates evidencing the Shares in such denominations as DayStar has requested, dated the Closing Date and registered in the name or names requested by DayStar.


STOCK PURCHASE AGREEMENT           Page 1

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         3. REPRESENTATIONS OF DCC. DCC hereby represents, warrants and covenants to DayStar as follows:

                  3.1 Organization and Standing. DCC is a corporation duly organized, validly existing and in good standing under the laws of the State of Colorado and has full corporate power and authority to conduct its business as presently conducted and as proposed to be conducted by it and to enter into and perform this Agreement and to carry out the transactions contemplated by this Agreement. DCC is duly qualified to do business as a foreign corporation and is in good standing in all states and jurisdictions in which the nature of the business conducted or property owned by DCC make such qualification necessary. DCC has furnished DayStar with copies of its Certificate of Incorporation and its Bylaws and those of any subsidiaries. Said copies are true, correct, and complete and contain all amendments through the date of the Closing.

                  3.2 Due Authorization. The execution and delivery of this Agreement and the consummation by DCC of the transactions contemplated hereby have been duly authorized by all necessary corporate action on behalf of DCC. This Agreement, when executed and delivered, will have been duly executed and delivered by DCC and constitutes a valid and binding agreement of DCC, enforceable in accordance with its terms.

                  3.3 Issuance of Shares. The issuance, sale and delivery of the Shares in accordance with this Agreement have been duly authorized by all necessary corporate action on the part of DCC, and all the Shares have been duly reserved for issuance. The Shares, when issued and delivered against payment therefor, will be duly and validly issued, fully paid and non-assessable. The Shares are not subject to any preemptive rights or any right of first refusal and the issuance of the Shares will not give rise to any such rights.

                  3.4      Exchange Act Documents.

                           3.4.1    DCC has been subject to the requirements of
Section 12 or 15(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act") for a period of at least twelve calendar months immediately preceding the Closing Date hereof and has filed in a timely manner all reports required to be filed during the twelve calendar months immediately preceding the Closing Date (the "Exchange Act Documents"). At the time of filing, the Exchange Act Documents conformed in all material respects to the requirements of the Exchange Act and all the rules and regulations thereunder, and none of such documents contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and any further documents so filed, when such documents become effective or are filed with the Securities and Exchange Commission (the "Commission"), as the case may be, will conform in all material respects to the requirements of the Exchange Act and all the rules and regulations thereunder, and none of such documents will contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading.

                           3.4.2    The financial statements (together with the
related notes thereto) contained in the Exchange Act Documents present fairly the financial position of DCC and its consolidated subsidiaries as of and at the dates indicated and the results of their operations for the


STOCK PURCHASE AGREEMENT        Page 2

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periods specified; and except as otherwise disclosed in the Exchange Act
Documents, said financial statements have been prepared in accordance with generally accepted accounting principles consistently applied. The accountants who have audited certain financial statements included in the Exchange Act Documents are independent public accountants as required by the Exchange Act and the rules and regulations thereunder.

                           3.4.3    The information set forth in the Form 10KSB
filed by DCC on May 30, 1996 (the "10K") is complete and accurate in all material respects as of the Closing Date, and since the date of the 10K, except as otherwise stated therein, (i) there has been no material adverse change in the condition, financial or otherwise, or in the earnings, business affairs or business prospects of DCC and its subsidiaries considered as one enterprise, whether or not arising in the ordinary course of business, (ii) there have been no transactions entered into by DCC or any of its subsidiaries, other than those in the normal course of business, which are material with respect to DCC and its subsidiaries considered as one enterprise and (iii) except for regular dividends on the common stock in amounts per share that are consistent with past practice, there' has been no dividend or distribution of any kind declared, paid or made by DCC on any class of its capital stock.

                  3.5 Compliance with Other Instruments, None Burdensome, etc. DCC is not in violation of any term of its Articles of Incorporation or Bylaws, or in any material respect of any mortgage, indenture, contract, agreement, instrument, or, to DCC's best knowledge, any judgment, decree, order, statute, rule, or regulation applicable to it. The execution, delivery, and performance by DCC of this Agreement and the issuance and sale of the Shares pursuant hereto, will not result in any such material violation or be in conflict with or constitute a material default under any such term, or cause the acceleration of maturity of any loan or material obligation to which DCC is a party or by which it is bound or with respect to which it is an obligor or guarantor, or result in the creation or imposition of any material lien, claim, charge, restriction, equity or encumbrance of any kind whatsoever upon, or, to DC C's best knowledge give to any other person any interest or right (including any right of termination or cancellation) in or with respect to any of the material properties, assets, business or agreements of DCC. To DCC's best knowledge, no such term or condition materially adversely affects the business, property, prospects, condition, affairs, or operations of DCC.

                  3.6 Governmental Consents. Other than the timely filing of a Form D pursuant to Regulation D promulgated under the Securities Act of 1933, as amended (the "Securities Act") and similar Blue Sky notification, no consent, approval, order or authorization of; or registration, qualification, designation, declaration or filing with, any governmental authority is required on the part of DCC in connection with the execution and delivery of this Agreement or the offer, issuance, sale and delivery of the Shares. Based in part on the representations made by DayStar in Section 4 hereof the offer and sale of the Shares to DayStar will be in compliance with applicable Federal and state securities laws.

                  3.7 Registration Rights. Except for the grant of registration rights to the Purchasers as contemplated by the provisions hereof; DCC is not under any obligation to register any of its presently outstanding securities or any of its securities which may hereafter be issued.

STOCK PURCHASE AGREEMENT         Page 3

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                  3.8 Patents, Trademarks, etc. Except as set forth on Schedule
3.8, DCC owns and possesses or licenses all patents, patent applications, licenses, trademarks, service marks, trade names, brand names, inventions, trade secrets, processes, formulae, copyrights, hardware and software necessary for the operation of its business as now conducted and as proposed to be conducted (the "Intellectual Property"). DCC has not received any notice or claim of infringement of any rights, trademarks, trade names, trade secrets, copyrights or other intellectual property or proprietary rights of others with respect to DCC's operation of its business. To the knowledge of DCC, except as set forth on
Schedule 3.8, the Intellectual Property does not infringe upon or violate any rights, trademarks, trade names, trade secrets, copyrights or other intellectual property or proprietary rights of any person or entity.

                  3.9 Insurance. DCC has adequate insurance, with financially sound and reputable insurers, with respect to its business and properties which are of a character customarily insured by corporations of established reputation engaged in the same or a similar business and similarly situated, against loss or damage of the kinds customarily insured against by such corporations, which insurance is of such types (including public liability and workmen's compensation insurance) as are customarily carried under similar circumstances by such other corporations.

                  3.10 Use of Proceeds. The net proceeds from the sale of the Shares shall be used as set forth in Schedule 3.10 hereto. DCC shall not directly or indirectly use such proceeds for any other purpose.

                  3.11 Disclosure. Neither this Agreement (including, without limitation, the Schedules and the Exhibits hereto), nor any other document delivered to DayStar or its counsel or agents in connection herewith contains any untrue statement of a material fact or omits to state a material fact necessary in order to make the statements contained herein or therein not misleading. To the best of DCC's knowledge, there is no fact (or facts) which (individually or in the aggregate) materially adversely affects the business, prospects, condition, affairs, or operations of DCC or its properties or assets which has (or have) not been set forth in this Agreement and the Schedules and Exhibits hereto.

         4. REPRESENTATIONS OF DAYSTAR. DayStar hereby represents and warrants to DCC as follows:

                  4.1 Investment. DayStar is acquiring the Shares for its own account for investment and not with a view to, or for sale in connection with, any distribution thereof, nor with any present intention of distributing or selling the same.

                  4.2 Authority. DayStar has lull power and authority to enter into and to perform this Agreement in accordance with its terms.

                  4.3 Experience. DayStar has sufficient knowledge and experience in investing in companies similar to DCC so as to be able to evaluate the risks and merits of its investment in DCC.

STOCK PURCHASE AGREEMENT       Page 4

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                  4.4 Legend. DayStar understands that the stock certificate representing the Shares shall bear a legend substantially to the following effect:

                  THE SHARES REPRESENTED BY THE CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED, PLEDGED OR HYPOTHECATED UNLESS AND UNTIL SUCH SHARES ARE
REGISTERED UNDER SUCH ACT OR AN OPINION OF COUNSEL SATISFACTORY TO DCC IS OBTAINED TO THE EFFECT THAT SUCH REGISTRATION IS NOT REQUIRED.

                  4.5 Accredited Investor. DayStar is an "accredited investor" within the meaning of Regulation D promulgated under the Securities Act.

         5. COVENANTS OF DCC. DCC hereby covenants and agrees as follows:

                  5.1 Consents and Best Efforts. Subject to the terms and conditions provided herein, DCC covenants and agrees to use its commercially reasonable best efforts to take, or cause to be taken, all action or do, or cause to be done, all things necessary, proper or advisable under applicable laws and regulations to consummate and make effective the transactions contemplated hereby and to cause the fulfillment of its obligations hereunder.

                  5.2 Notification of Certain Matters. DCC shall give prompt notice to Day Star, and DayStar shall give prompt notice to DCC, of (i) the occurrence, or failure to occur, of any event which occurrence or failure would be likely to cause any representation or warranty contained in this Agreement to be untrue or inaccurate in any material respect as of the Closing Date and (ii) any material failure of DCC or DayStar, as the case may be, to comply with or satisfy any covenant, condition or agreement to be complied with or satisfied by it hereunder, and each party shall use all reasonable efforts to remedy same.

                  5.3 Nondisclosure Agreements. DCC shall require all key managers and other key employees now or hereafter employed by DCC who have access to confidential and proprietary information of DCC to enter into nondisclosure agreements in a form that is commercially reasonable.

                  5.4 Exchange Act Reports. Following the Closing, DCC shall deliver to DayStar all reports required to be filed by it pursuant to the Exchange Act and the rules and regulations thereunder concurrently with transmittal of such reports to the Commission.

                  5.5 Board Visitation Rights. DCC shall allow DayStar, on behalf of the Purchasers, to have one observer present at all meetings of the Board of Directors and committees of the Board of Directors and such observer shall be entitled to participate in discussions and consult with the Board of Directors and committees of the Board of Directors, without voting. To facilitate such visitation, DCC shall provide DayStar with written notice of all such meetings not later than it provides such notice to its directors.


STOCK PURCHASE AGREEMENT      Page 5

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         6.   CLOSING CONDITIONS. The obligations of DayStar hereunder are subject to Day Star's satisfaction in its sole discretion with the results of its due diligence investigation and to the fulfillment or waiver on or before the Closing of the following conditions:

                  6.1 Representations and Warranties True. All representations and warranties of DCC made in Section 3 or otherwise under or pursuant to this Agreement shall be true on the Closing Date and DCC shall have delivered to Day Star a certificate of an authorized officer of DCC dated the Closing Date, certifying to such effect.

                  6.2 Instruments and Proceedings to be Satisfactory. All instruments and corporate proceedings relating to the sale of the Shares hereunder by DCC or otherwise relating to the transactions contemplated hereby shall be satisfactory to DayStar.

                  6.3 Other Agreements. All documents and instruments specified for delivery at the Closing shall have been executed and delivered by DCC and DayStar, as appropriate.

                  6.4 Due Diligence and Legal Fees. DCC shall pay at the Closing or, if the estimated amount paid at closing is insufficient, promptly upon demand all of the reasonable fees and expenses of counsel to DayStar incurred in connection with the preparation and negotiation of this Agreement and the Closing of the transactions contemplated hereby. In addition, DCC shall pay all reasonable fees and expenses of counsel for DayStar in connection with any amendment of any document contemplated hereby, any waiver under such document and any consultation or action related to enforcement thereof.

                  6.5 Legal Opinion. Richard Leach, as counsel to DCC, shall have executed and delivered to DayStar a legal opinion, dated the Closing Date, in form and substance satisfactory to counsel for DayStar covering the matters set forth in Schedule 6.6 hereto.

                  6.6 No Suit. No suit, action, investigation, inquiry or other proceeding by any person shall have been instituted or threatened which questions the validity or legality of, or seeks to enjoin or invalidate, the transactions contemplated hereby and which is reasonably likely to succeed and which, if successful, is reasonably likely to materially and adversely affect the value of the Shares, DayStar's registration rights, or DCC.

                  6.7 Other Matters. All corporate and other proceedings in connection with the transactions contemplated by this Agreement and all documents and instruments incident to such transactions (including the materials provided to DayStar and its special counsel) shall be reasonably satisfactory in substance and form to DayStar and its special counsel, and DayStar and its special counsel shall have received all such counterpart originals or certified or other copies of such documents as they may reasonably request.

STOCK PURCHASE AGREEMENT     Page 6

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         7. CONDITION TO THE OBLIGATIONS OF DCC. The obligations of DCC hereunder are subject to the fulfillment or waiver of the following conditions on or before the Closing:

                  7.1 Accuracy of Representations and Warranties. The representations and warranties of DayStar contained in Section 4 shall be true on the Closing Date.

                  7.2 Purchase Price. Payment of the applicable purchase price to DCC as set forth in Section 2 hereof.

                  7.3 No Suit. No suit, action, investigation, inquiry or other proceeding by any person shall have been instituted or threatened which questions the validity or legality of or seeks to enjoin or invalidate, the transactions contemplated hereby and which is reasonably likely to succeed and which, if successful, is reasonably likely to materially and adversely affect DCC.

         8.       GENERAL.

                  8.1  Indemnity.

                      (a) Each party agrees to indemnify and save harmless the other party hereto and such other party's officers, directors, employees and agents, and each person who controls such other party within the meaning of the Securities Act or the Exchange Act, from and against any and all costs, expenses, damages, claims, actions, diminution in value or other liabilities, including costs of investigation and defense (collectively, "Damages") suffered or incurred by the indemnified party as a result of any breach by the indemnifying party of any of its agreements, representations, warranties or covenants contained in this Agreement, other than Damages resulting, directly or indirectly from the breach by the indemnified party of any of its agreements, representations, warranties or covenants contained herein; provided, however, that if and to the extent that such indemnification is unenforceable for any reason, the indemnifying party shall make the maximum contribution to the payment and satisfaction of such indemnified liability which shall be permissible under applicable law.

                      (b) The indemnified party under this Section 8.1 will, promptly after the receipt of notice of the commencement of any action against such indemnified party in respect of which indemnity may be sought from the indemnifying party on account of an indemnity agreement contained in this
Section 8.1, notify the indemnifying party in writing of the commencement thereof. The omission of any indemnified party to so notify the indemnifying party of any such action shall not relieve the indemnifying party from any liability which it may have to such indemnified party except to the extent the indemnifying party shall have been materially prejudiced by the omission of such indemnified party to so notify the indemnifying party, pursuant to this
Section 8.1. In case any such action shall be brought against any indemnified party and it shall notify the indemnifying party of the commencement thereof the indemnifying party shall be entitled to participate therein and, to the extent that it may wish, to assume the defense thereof with counsel reasonably satisfactory to such indemnified party, and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof the indemnifying party will not be liable to such indemnified party under this Section 8.1 for any legal or other expense subsequently incurred by such indemnified party in connection with the defense thereof nor for any settlement thereof entered into without

STOCK PURCHASE AGREEMENT         Page 7
the consent of the indemnifying party; provided, however, that (i) if the indemnifying party shall elect not to assume the defense of such claim or action or (ii) if the indemnified party reasonably determines (x) that there may be a conflict between the positions of the indemnifying party and of the indemnified party in defending such claim or action or (y) that there may be legal defenses available to such indemnified party different from or in addition to those available to the indemnifying party, then separate counsel for the indemnified party shall be entitled to participate in and conduct the defense, in the case of (i) and (ii)(x), or such different defenses, in the case of (ii)(y), and the indemnifying party shall be liable for any reasonable legal or other expenses incurred by the indemnified party in connection with such defense(s);

                      (c) All representations and warranties made by the parties herein or in any instrument or document finished in connection herewith shall survive the Closing and any investigation at any time made by or on behalf of the parties hereto. All such representations and warranties shall expire on the second anniversary of the respective Closing Dates, except for claims, if any, asserted in writing prior to such second anniversary, which shall survive until finally resolved and satisfied in full. All claims and actions for indemnity pursuant to this Section 8 for breach of any representation or warranty shall be asserted or maintained in writing by a party hereto on or prior to the expiration of such two-year period.

                  8.2 Notices. All notices, requests, consents, and other communications under this Agreement shall be in writing and shall be delivered by hand, by reputable overnight courier or mailed by first class certified or registered mall, return receipt requested, postage prepaid:

                  If to DCC:             9301 Jordan Avenue, No.105
                                         Chatsworth, CA 91311
                                         Attention: President

                  With copy to:          Richard Leach
                                         22900 Ventura Boulevard, No.110
                                         Woodland Hills, CA 91364

                  If to DayStar:         10600 N. DeAnza Blvd., Suite 215
                                         Cupertino, CA 95014
                                         Attention: Larry Wells

                  With copy to:          Coblentz, Cahen, McCabe & Breyer, LLP
                                         222 Kearny Street, 7th Floor
                                         San Francisco, CA 94108
                                         Attention: Barry Reder, Esq.

         Notices provided in accordance with this Section 8.2 shall be deemed delivered upon personal delivery, one business day after deposit with a reputable overnight delivery service, or two business days after deposit in the mail. Any party may change its address for notice by notice similarly given.

STOCK PURCHASE AGREEMENT           Page 8

                  8.3 Further Assurances. Upon the terms and subject to the conditions contained herein, each of the parties hereto agrees, both before and after the Closing, (i) to use all reasonable efforts to take, or cause to be taken, all actions and to do, or cause to be done, all things necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement, (ii) to execute any documents, instruments or conveyances of any kind which may be reasonably necessary or advisable to carry out any of the transactions contemplated hereunder or thereunder, and (iii) to cooperate with each other in connection with the foregoing, including, without limitation, using their respective best efforts (A) to obtain all consents, approvals and waivers from any person necessary to permit the consummation of the transactions contemplated by this Agreement, and (B) to fulfill all conditions to this Agreement.

                  8.4 Specific Enforcement. DayStar, on the one hand, and DCC, on the other, acknowledge and agree that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached. It is accordingly agreed that the parties shall be entitled to an injunction to prevent breaches of the provisions of this Agreement and to enforce specifically the terms and provisions hereof in any court of competent jurisdiction, this being in addition to any other remedy to which they may be entitled at law or equity.

                  8.5 Entire Agreement. This Agreement embodies the entire agreement and understanding between the parties hereto with respect to the subject matter hereof and supersedes all prior agreements and understandings relating to such subject matter.

                  8.6 Amendments and Waivers. Any term of this Agreement may be amended and the observance of any term of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively), with the written consent of DCC and DayStar. No waivers of or exceptions to any term, condition or provision of this Agreement, in any one or more instances, shall be deemed to be, or construed as, a further or continuing waiver of any such term, condition or provision.

                  8.7 Survival. The representations, warranties, covenants, and agreements made herein shall survive the Closing of the transactions contemplated hereby, notwithstanding any investigation made by DayStar.

                  8.8 Successors and Assigns. All covenants and agreements contained herein shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, provided, however, that DCC may not assign any of its rights or delegate its duties without the prior written consent of Day Star.

                  8.9 Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original, but all of which shall be one and the same document.

                  8.10 Severability. The invalidity or unenforceability of any provision of this Agreement shall not affect the validity or enforceability of any other provision of this Agreement.

STOCK PURCHASE AGREEMENT         Page 9

                  8.11 Governing Law; Jurisdiction; Venue. This Agreement shall be governed by and construed in accordance with the laws of the State of California as applied to contracts executed and entirely performed within California. Any litigation or arbitration between the parties which arises out of this Agreement shall be instituted and prosecuted only in the appropriate California or Federal court or other tribunal, situated in San Francisco, California. DCC specifically submits itself and its properties to the exclusive jurisdiction of such courts for purposes of any such action and the enforcement of any judgment or order arising therefrom. DCC waives any right to a change of venue and any and all objections to the jurisdiction of the California courts. Notwithstanding the foregoing, DayStar may take such actions in a foreign jurisdiction which DayStar deems necessary and appropriate to enforce or collect any court judgment in any dispute arising out of this Agreement or to seek and obtain other relief as is necessary to enforce the terms of this Agreement. Each party agrees that service upon such party in any such action or proceeding may be made by first class mail, certified or registered, return receipt requested as provided for the giving of notices in Section 8.2.

         Executed as of the date first written above.

                                  DCC:

                                  DCC COMPACT CLASSICS, INC.
                                  a California corporation


                                  By:________________________________________

                                  Title:______________________________________


                                  DayStar:

                                  DAYSTAR PARTNERS L.P.,
                                  a California limited partnership

                                  By:  LARRY WELLS CO., INC., its
                                          General Partner


                                          By: _____________________________
                                                 Larry Wells, President

N:\USER\SCK\Wells\DCC\STCKPUR6.doc

STOCK PURCHASE AGREEMENT       Page 10

                         LIST OF EXHIBITS AND SCHEDULES

Exhibits

Exhibit A         -        Form of Registration Rights Agreement


Schedules

Schedule 3.8      -        Intellectual Property
Schedule 3.10     -        Use of Proceeds
Schedule 6.6      -        Matters to be Covered by Legal Opinion


STOCK PURCHASE AGREEMENT
EXHIBITS AND SCHEDULES

                                  SCHEDULE 3.8
                                       OF
                          THE STOCK PURCHASE AGREEMENT

                             INTELLECTUAL PROPERTY


There are no exceptions to be set forth on this Schedule 3.8 in accordance with
Section 3.8, Patents; Trademarks, etc., of the Stock Purchase Agreement.

                                 SCHEDULE 3.10
                                       OF
                          THE STOCK PURCHASE AGREEMENT

                                USE OF PROCEEDS


The net proceeds from the sale of the SHARES are to be used as follows:

Application                                    $Amount             Percentage
-----------                                    -------             ----------
Purchase of additional equipment to            $200,000            22.22%
employ the laser technology which
burns the image onto the film used
in the Single Use Caption Camera.

Marketing and Advertising of the               $300,000            33.33%
Single Use Caption Camera

Reserve related to trade financing             $200,000            22.22%
for purchase orders of the Single
Use Caption Camera

Working capital                                $300,000*           22.22%
                                               --------            ------

Total                                          $1,000,000          100.00%


*commissions, legal fees and other costs of placement will be paid from working capital.

SCHEDULE 6.6

MATTERS TO BE COVERED BY LEGAL OPINION
OF_____________________



         (1) DCC is a corporation duly organized, validly existing and in good standing under the laws of the State of California and has full corporate power and authority to conduct its business as presently conducted and as proposed to be conducted by it and to enter into and perform this Agreement and to carry out the transactions contemplated by this Agreement. DCC is duly qualified to do business as a foreign corporation and is in good standing in all states and jurisdictions in which the nature of the business conducted or property owned by DCC make such qualification necessary.

         (2) The execution and delivery of this Agreement and the consummation by DCC of the transactions contemplated hereby have been duly authorized by all necessary corporate action on behalf of DCC. This Agreement, when executed and delivered, will have been duly executed and delivered by DCC and constitutes a valid and binding agreement of DCC, enforceable in accordance with its terms.

         (3) The issuance, sale and delivery of the Shares in accordance with this Agreement have been duly authorized by all necessary corporate action on the part of DCC. The Shares, when issued and delivered against payment therefor, will be duly and validly issued, fully paid and non-assessable. The Shares are not subject to any preemptive rights or any right of first refusal right nor will the issuance of the Shares give rise to any such rights.

         (4) DCC has been subject to the requirements of Section 12 or 15(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act") for a period of at least twelve calendar months immediately preceding the Closing Date, and has filed in a timely manner all reports required to be filed during the twelve calendar months immediately preceding the Closing date (the "Exchange Act Documents"). At the time of filing, the Exchange Act Documents (other than financial statements, schedules and other financial data included therein as to which such counsel need not express any opinion) conformed in all material respects to the requirements of the Exchange Act and all the rules and regulations thereunder.

         (5) DCC is not in violation of any term of its Articles of Incorporation or Bylaws, or in any material respect of any mortgage, indenture, contract, agreement, instrument, or, to such counsel's best knowledge, any judgment, decree, order, statute, rule, or regulation applicable to it. The execution, delivery, and performance by DCC of the Agreement and the issuance and sale of the Shares pursuant hereto, will not result in any such violation or be in conflict with or constitute a default under any such term, or cause the acceleration of maturity of any loan or material obligation to which DCC is a party or by which it is bound or with respect to which it is an obligor or guarantor, or result in the creation or imposition of any material lien, claim, charge, restriction, equity or encumbrance of any kind whatsoever upon, or, to such counsel's best knowledge give to any other person any interest or right (including any right of termination or


STOCK PURCHASE AGREEMENT
SCHEDULE 6.6                        PAGE 1
cancellation) in or with respect to any of the material properties, assets, business or agreements of DCC. To such counsel's best knowledge, no such term or condition materially adversely affects the business, property, prospects, condition, affairs, or operations of DCC.

         (6) Other than the timely filing of a Form D pursuant to Regulation D promulgated under the Securities Act of 1933, as amended (the "Securities Act"), no consent, approval, order or authorization of, or registration, qualification, designation, declaration or filing with, any governmental authority is required on the part of DCC in connection with the execution and delivery of this Agreement or the offer, issuance, sale and delivery of the Shares. Based in part on the representations made by DayStar in Section 4 of the Agreement, the offer and sale of the Shares to DayStar will be in compliance with applicable Federal and state securities laws.

         (7) Except for the grant of registration rights to the Purchasers as contemplated by the provisions hereof DCC is not under any obligation to register any of its presently outstanding securities or any of its securities which may hereafter be issued.

         (8) To such counsel's best knowledge, DCC has not received any notice or claim of infringement of any rights, trademarks, trade names, trade secrets, copyrights or other intellectual property or proprietary rights of others with respect to DCC's operation of its business.


STOCK PURCHASE AGREEMENT
SCHEDULE 6.6                      PAGE 2

                            STOCK PURCHASE AGREEMENT

         This STOCK PURCHASE AGREEMENT, dated as of March 28, 1997, is entered into by and between DCC COMPACT CLASSICS, INC., A COLORADO CORPORATION ("DCC"), and SUNDANCE VENTURE PARTNERS, L.P., A DELAWARE LIMITED PARTNERSHIP ("Purchaser").

                               FACTUAL BACKGROUND

         Purchaser wishes to purchase from DCC, and DCC wishes to sell to Purchaser, shares of DCC's Common Stock, $.005 par value ("Common Stock"). Purchaser and DCC desire to provide for the foregoing purchase and sale and to establish various rights and obligations in connection therewith. Persons other than Purchaser (the "Other Purchasers") have purchased, or will purchase Common Stock under agreements substantially similar to this Agreement. The Other Purchasers and Purchaser are collectively referred to as the "Purchasers."

         In consideration of the mutual promises and covenants contained in this Agreement, the parties hereto agree as follows:

         1.       SALE OF SHARES.

         Subject to the terms and conditions of this Agreement, at the Closing (as defined below), DCC will sell and issue to Purchaser, and Purchaser will purchase, 150,000 shares of Common Stock (the "Shares") for a total price in cash of One Hundred Fifty Thousand Dollars ($150,000) (the "Total Purchase Price"), which equals $1.00 per Share (the "Share Purchase Price"). The Shares shall be subject to a Registration Rights Agreement (the "Registration Rights Agreement"), substantially in the form of Exhibit A hereto.

         2.       THE CLOSING.

                  2.1 Closing. The closing ("Closing") of this transaction shall take place at the offices of Coblentz, Cahen, McCabe & Breyer, LLP ("CCMB"), 222 Kearny Street, 7th Floor, San Francisco, California 94108 at 10:00 a.m. on ______________, 1997 (the "Closing Date"), or at such other time, date and place as are mutually agreeable to DCC and Purchaser.

                  2.2 Delivery. At the Closing, subject to the terms of this Agreement, DCC will deliver or cause to be delivered to Purchaser, against Purchaser's payment at the Closing of the Total Purchase Price by one or more checks or by wire transfer to an account or accounts designated by DCC, a stock certificate or certificates evidencing the Shares in such denominations as Purchaser has requested, dated the Closing Date and registered in the name or names requested by Purchaser.

STOCK PURCHASE AGREEMENT         Page 1

         3. REPRESENTATIONS OF DCC. DCC hereby represents, warrants and covenants to Purchaser as follows:

                  3.1 Organization and Standing. DCC is a corporation duly organized, validly existing and in good standing under the laws of the State of Colorado and has full corporate power and authority to conduct its business as presently conducted and as proposed to be conducted by it and to enter into and perform this Agreement and to carry out the transactions contemplated by this Agreement. DCC is duly qualified to do business as a foreign corporation and is in good standing in all states and jurisdictions in which the nature of the business conducted or property owned by DCC make such qualification necessary. DCC has furnished Purchaser with copies of its Certificate of Incorporation and its Bylaws and those of any subsidiaries. Said copies are true, correct, and complete and contain all amendments through the date of the Closing.

                  3.2 Due Authorization. The execution and delivery of this Agreement and the consummation by DCC of the transactions contemplated hereby have been duly authorized by all necessary corporate action on behalf of DCC. This Agreement, when executed and delivered, will have been duly executed and delivered by DCC and constitutes a valid and binding agreement of DCC, enforceable in accordance with its terms.

                  3.3 Issuance of Shares. The issuance, sale and delivery of the Shares in accordance with this Agreement have been duly authorized by all necessary corporate action on the part of DCC, and all the Shares have been duly reserved for issuance. The Shares, when issued and delivered against payment therefor, will be duly and validly issued, fully paid and non-assessable. The Shares are not subject to any preemptive rights or any right of first refusal and the issuance of the Shares will not give rise to any such rights.

                  3.4      Exchange Act Documents.

                           3.4.1    DCC has been subject to the requirements of
Section 12 or 15(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act") for a period of at least twelve calendar months immediately preceding the Closing Date hereof and has filed in a timely manner all reports required to be filed during the twelve calendar months immediately preceding the Closing Date (the "Exchange Act Documents"). At the time of filing, the Exchange Act Documents conformed in all material respects to the requirements of the Exchange Act and all the rules and regulations thereunder, and none of such documents contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and any further documents so filed, when such documents become effective or are filed with the Securities and Exchange Commission (the "Commission"), as the case may be, will conform in all material respects to the requirements of the Exchange Act and all the rules and regulations thereunder, and none of such documents will contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading.

                           3.4.2    The financial statements (together with the
related notes thereto) contained in the Exchange Act Documents present fairly the financial position of DCC and its consolidated subsidiaries as of and at the dates indicated and the results of their operations for the


STOCK PURCHASE AGREEMENT             Page 2
periods specified; and except as otherwise disclosed in the Exchange Act Documents, said financial statements have been prepared in accordance with generally accepted accounting principles consistently applied. The accountants who have audited certain financial statements included in the Exchange Act Documents are independent public accountants as required by the Exchange Act and the rules and regulations thereunder.

                           3.4.3    The information set forth in the Form 10KSB
filed by DCC on May 30, 1996 (the "10K") is complete and accurate in all material respects as of the Closing Date, and since the date of the 10K, except as otherwise stated therein, (i) there has been no material adverse change in the condition, financial or otherwise, or in the earnings, business affairs or business prospects of DCC and its subsidiaries considered as one enterprise, whether or not arising in the ordinary course of business, (ii) there have been no transactions entered into by DCC or any of its subsidiaries, other than those in the normal course of business, which are material with respect to DCC and its subsidiaries considered as one enterprise and (iii) except for regular dividends on the common stock in amounts per share that are consistent with past practice, there' has been no dividend or distribution of any kind declared, paid or made by DCC on any class of its capital stock.

                  3.5 Compliance with Other Instruments, None Burdensome, etc. DCC is not in violation of any term of its Articles of Incorporation or Bylaws, or in any material respect of any mortgage, indenture, contract, agreement, instrument, or, to DCC's best knowledge, any judgment, decree, order, statute, rule, or regulation applicable to it. The execution, delivery, and performance by DCC of this Agreement and the issuance and sale of the Shares pursuant hereto, will not result in any such material violation or be in conflict with or constitute a material default under any such term, or cause the acceleration of maturity of any loan or material obligation to which DCC is a party or by which it is bound or with respect to which it is an obligor or guarantor, or result in the creation or imposition of any material lien, claim, charge, restriction, equity or encumbrance of any kind whatsoever upon, or, to DC C's best knowledge give to any other person any interest or right (including any right of termination or cancellation) in or with respect to any of the material properties, assets, business or agreements of DCC. To DCC's best knowledge, no such term or condition materially adversely affects the business, property, prospects, condition, affairs, or operations of DCC.

                  3.6 Governmental Consents. Other than the timely filing of a Form D pursuant to Regulation D promulgated under the Securities Act of 1933, as amended (the "Securities Act") and similar Blue Sky notification, no consent, approval, order or authorization of; or registration, qualification, designation, declaration or filing with, any governmental authority is required on the part of DCC in connection with the execution and delivery of this Agreement or the offer, issuance, sale and delivery of the Shares. Based in part on the representations made by Purchaser in Section 4 hereof the offer and sale of the Shares to Purchaser will be in compliance with applicable Federal and state securities laws.

                  3.7 Registration Rights. Except for the grant of registration rights to the Purchasers as contemplated by the provisions hereof; DCC is not under any obligation to register any of its presently outstanding securities or any of its securities which may hereafter be issued.

STOCK PURCHASE AGREEMENT           Page 3

                  3.8 Patents, Trademarks, etc. Except as set forth on Schedule 3.8, DCC owns and possesses or licenses all patents, patent applications, licenses, trademarks, service marks, trade names, brand names, inventions, trade secrets, processes, formulae, copyrights, hardware and software necessary for the operation of its business as now conducted and as proposed to be conducted (the "Intellectual Property"). DCC has not received any notice or claim of infringement of any rights, trademarks, trade names, trade secrets, copyrights or other intellectual property or proprietary rights of others with respect to DCC's operation of its business. To the knowledge of DCC, except as set forth on Schedule 3.8, the Intellectual Property does not infringe upon or violate any rights, trademarks, trade names, trade secrets, copyrights or other intellectual property or proprietary rights of any person or entity.

                  3.9 Insurance. DCC has adequate insurance, with financially sound and reputable insurers, with respect to its business and properties which are of a character customarily insured by corporations of established reputation engaged in the same or a similar business and similarly situated, against loss or damage of the kinds customarily insured against by such corporations, which insurance is of such types (including public liability and workmen's compensation insurance) as are customarily carried under similar circumstances by such other corporations.

                  3.10 Use of Proceeds. The net proceeds from the sale of the Shares shall be used as set forth in Schedule 3.10 hereto. DCC shall not directly or indirectly use such proceeds for any other purpose.

                  3.11 Disclosure. Neither this Agreement (including, without limitation, the Schedules and the Exhibits hereto), nor any other document delivered to Purchaser or its counsel or agents in connection herewith contains any untrue statement of a material fact or omits to state a material fact necessary in order to make the statements contained herein or therein not misleading. To the best of DCC's knowledge, there is no fact (or facts) which (individually or in the aggregate) materially adversely affects the business, prospects, condition, affairs, or operations of DCC or its properties or assets which has (or have) not been set forth in this Agreement and the Schedules and Exhibits hereto.

         4. REPRESENTATIONS OF Purchaser. Purchaser hereby represents and warrants to DCC as follows:

                  4.1 Investment. Purchaser is acquiring the Shares for its own account for investment and not with a view to, or for sale in connection with, any distribution thereof, nor with any present intention of distributing or selling the same.

                  4.2 Authority. Purchaser has lull power and authority to enter into and to perform this Agreement in accordance with its terms.

                  4.3 Experience. Purchaser has sufficient knowledge and experience in investing in companies similar to DCC so as to be able to evaluate the risks and merits of its investment in DCC.

STOCK PURCHASE AGREEMENT                         Page 4

                  4.4 Legend. Purchaser understands that the stock certificate representing the Shares shall bear a legend substantially to the following effect:

                    THE SHARES REPRESENTED BY THE CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED, PLEDGED OR HYPOTHECATED UNLESS AND UNTIL SUCH SHARES ARE REGISTERED UNDER SUCH ACT OR AN OPINION OF COUNSEL SATISFACTORY TO DCC IS OBTAINED TO THE EFFECT THAT SUCH REGISTRATION IS NOT REQUIRED.

                  4.5 Accredited Investor. Purchaser is an "accredited investor" within the meaning of Regulation D promulgated under the Securities Act.

         5. COVENANTS OF DCC. DCC hereby covenants and agrees as follows:

                  5.1 Consents and Best Efforts. Subject to the terms and conditions provided herein, DCC covenants and agrees to use its commercially reasonable best efforts to take, or cause to be taken, all action or do, or cause to be done, all things necessary, proper or advisable under applicable laws and regulations to consummate and make effective the transactions contemplated hereby and to cause the fulfillment of its obligations hereunder.

                  5.2 Notification of Certain Matters. DCC shall give prompt notice to Day Star, and Purchaser shall give prompt notice to DCC, of (i) the occurrence, or failure to occur, of any event which occurrence or failure would be likely to cause any representation or warranty contained in this Agreement to be untrue or inaccurate in any material respect as of the Closing Date and (ii) any material failure of DCC or Purchaser, as the case may be, to comply with or satisfy any covenant, condition or agreement to be complied with or satisfied by it hereunder, and each party shall use all reasonable efforts to remedy same.

                  5.3 Nondisclosure Agreements. DCC shall require all key managers and other key employees now or hereafter employed by DCC who have access to confidential and proprietary information of DCC to enter into nondisclosure agreements in a form that is commercially reasonable.

                  5.4 Exchange Act Reports. Following the Closing, DCC shall deliver to Purchaser all reports required to be filed by it pursuant to the Exchange Act and the rules and regulations thereunder concurrently with transmittal of such reports to the Commission.

                  5.5 Board Visitation Rights. DCC shall allow Purchaser, on behalf of the Purchasers, to have one observer present at all meetings of the Board of Directors and committees of the Board of Directors and such observer shall be entitled to participate in discussions and consult with the Board of Directors and committees of the Board of Directors, without voting. To facilitate such visitation, DCC shall provide Purchaser with written notice of all such meetings not later than it provides such notice to its directors.


STOCK PURCHASE AGREEMENT         Page 5

         6. CLOSING CONDITIONS. The obligations of Purchaser hereunder are subject to Day Star's satisfaction in its sole discretion with the results of its due diligence investigation and to the fulfillment or waiver on or before the Closing of the following conditions:

                  6.1 Representations and Warranties True. All representations and warranties of DCC made in Section 3 or otherwise under or pursuant to this Agreement shall be true on the Closing Date and DCC shall have delivered to Day Star a certificate of an authorized officer of DCC dated the Closing Date, certifying to such effect.

                  6.2 Instruments and Proceedings to be Satisfactory. All instruments and corporate proceedings relating to the sale of the Shares hereunder by DCC or otherwise relating to the transactions contemplated hereby shall be satisfactory to Purchaser.

                  6.3 Other Agreements. All documents and instruments specified for delivery at the Closing shall have been executed and delivered by DCC and Purchaser, as appropriate.

                  6.4 Due Diligence and Legal Fees. DCC shall pay at the Closing or, if the estimated amount paid at closing is insufficient, promptly upon demand all of the reasonable fees and expenses of counsel to Purchaser incurred in connection with the preparation and negotiation of this Agreement and the Closing of the transactions contemplated hereby. In addition, DCC shall pay all reasonable fees and expenses of counsel for Purchaser in connection with any amendment of any document contemplated hereby, any waiver under such document and any consultation or action related to enforcement thereof.

                  6.5 Legal Opinion. Richard Leach, as counsel to DCC, shall have executed and delivered to Purchaser a legal opinion, dated the Closing Date, in form and substance satisfactory to counsel for Purchaser covering the matters set forth in Schedule 6.6 hereto.

                  6.6 No Suit. No suit, action, investigation, inquiry or other proceeding by any person shall have been instituted or threatened which questions the validity or legality of, or seeks to enjoin or invalidate, the transactions contemplated hereby and which is reasonably likely to succeed and which, if successful, is reasonably likely to materially and adversely affect the value of the Shares, Purchaser's registration rights, or DCC.

                  6.7 Other Matters. All corporate and other proceedings in connection with the transactions contemplated by this Agreement and all documents and instruments incident to such transactions (including the materials provided to Purchaser and its special counsel) shall be reasonably satisfactory in substance and form to Purchaser and its special counsel, and Purchaser and its special counsel shall have received all such counterpart originals or certified or other copies of such documents as they may reasonably request.

STOCK PURCHASE AGREEMENT      Page 6

         7. CONDITION TO THE OBLIGATIONS OF DCC. The obligations of DCC hereunder are subject to the fulfillment or waiver of the following conditions on or before the Closing:

                  7.1 Accuracy of Representations and Warranties. The representations and Warranties of Purchaser contained in Section 4 shall be true on the Closing Date.

                  7.2 Purchase Price. Payment of the applicable purchase price to DCC as set forth in Section 2 hereof.

                  7.3 No Suit. No suit, action, investigation, inquiry or other proceeding by any person shall have been instituted or threatened which questions the validity or legality of or seeks to enjoin or invalidate, the transactions contemplated hereby and which is reasonably likely to succeed and which, if successful, is reasonably likely to materially and adversely affect DCC.

         8.       GENERAL.

                  8.1      Indemnity.

                           (a)     Each party agrees to indemnify and save
harmless the other party hereto and such other party's officers, directors, employees and agents, and each person who controls such other party within the meaning of the Securities Act or the Exchange Act, from and against any and all costs, expenses, damages, claims, actions, diminution in value or other liabilities, including costs of investigation and defense (collectively, "Damages") suffered or incurred by the indemnified party as a result of any breach by the indemnifying party of any of its agreements, representations, warranties or covenants contained in this Agreement, other than Damages resulting, directly or indirectly from the breach by the indemnified party of any of its agreements, representations, warranties or covenants contained herein; provided, however, that if and to the extent that such indemnification is unenforceable for any reason, the indemnifying party shall make the maximum contribution to the payment and satisfaction of such indemnified liability which shall be permissible under applicable law.

                           (b)      The indemnified party under this Section
8.1 will, promptly after the receipt of notice of the commencement of any action against such indemnified party in respect of which indemnity may be sought from the indemnifying party on account of an indemnity agreement contained in this Section 8.1, notify the indemnifying party in writing of the commencement thereof. The omission of any indemnified party to so notify the indemnifying party of any such action shall not relieve the indemnifying party from any liability which it may have to such indemnified party except to the extent the indemnifying party shall have been materially prejudiced by the omission of such indemnified party to so notify the indemnifying party, pursuant to this Section 8.1. In case any such action shall be brought against any indemnified party and it shall notify the indemnifying party of the commencement thereof the indemnifying party shall be entitled to participate therein and, to the extent that it may wish, to assume the defense thereof with counsel reasonably satisfactory to such indemnified party, and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof the indemnifying party will not be liable to such indemnified party under this Section 8.1 for any legal or other expense subsequently incurred by such indemnified party in connection with the defense thereof nor for any settlement thereof entered into without

STOCK PURCHASE AGREEMENT             Page 7
the consent of the indemnifying party; provided, however, that (i) if the indemnifying party shall elect not to assume the defense of such claim or action or (ii) if the indemnified party reasonably determines (x) that there may be a conflict between the positions of the indemnifying party and of the indemnified party in defending such claim or action or (y) that there may be legal defenses available to such indemnified party different from or in addition to those available to the indemnifying party, then separate counsel for the indemnified party shall be entitled to participate in and conduct the defense, in the case of (i) and (ii)(x), or such different defenses, in the case of (ii)(y), and the indemnifying party shall be liable for any reasonable legal or other expenses incurred by the indemnified party in connection with such defense(s);

                           (c)      All representations and warranties made by
the parties herein or in any instrument or document finished in connection herewith shall survive the Closing and any investigation at any time made by or on behalf of the parties hereto. All such representations and warranties shall expire on the second anniversary of the respective Closing Dates, except for claims, if any, asserted in writing prior to such second anniversary, which shall survive until finally resolved and satisfied in full. All claims and actions for indemnity pursuant to this Section 8 for breach of any representation or warranty shall be asserted or maintained in writing by a party hereto on or prior to the expiration of such two-year period.

                  8.2 Notices. All notices, requests, consents, and other communications under this Agreement shall be in writing and shall be delivered by hand, by reputable overnight courier or mailed by first class certified or registered mall, return receipt requested, postage prepaid:

                  If to DCC:             9301 Jordan Avenue, No.105
                                         Chatsworth, CA 91311
                                         Attention: President

                  With copy to:          Richard Leach
                                         22900 Ventura Boulevard, No.110
                                         Woodland Hills, CA 91364

                  If to Purchaser:       Sundance Venture Partners, L.P.
                                         10600 N. DeAnza Blvd., Suite 215
                                         Cupertino, CA 95014
                                         Attn: Larry Wells

                  With copy to:          COBLENTZ, CAHEN, MCCABE & BREYER, LLP
                                         222 Kearny Street, 7th Floor
                                         San Francisco, CA 94108
                                         Attention: Barry Reder, Esq.

                  If to DayStar:         10600 N. DeAnza Blvd., Suite 215
                                         Cupertino, CA 95014
                                         Attention: Larry Wells


STOCK PURCHASE AGREEMENT        Page 8

                  With copy to:          Coblentz, Cahen, McCabe & Breyer, LLP
                                         222 Kearny Street, 7th Floor
                                         San Francisco, CA 94108
                                         Attention: Barry Reder, Esq.


         Notices provided in accordance with this Section 8.2 shall be deemed delivered upon personal delivery, one business day after deposit with a reputable overnight delivery service, or two business days after deposit in the mail. Any party may change its address for notice by notice similarly given.

                  8.3 Further Assurances. Upon the terms and subject to the conditions contained herein, each of the parties hereto agrees, both before and after the Closing, (i) to use all reasonable efforts to take, or cause to be taken, all actions and to do, or cause to be done, all things necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement, (ii) to execute any documents, instruments or conveyances of any kind which may be reasonably necessary or advisable to carry out any of the transactions contemplated hereunder or thereunder, and (iii) to cooperate with each other in connection with the foregoing, including, without limitation, using their respective best efforts (A) to obtain all consents, approvals and waivers from any person necessary to permit the consummation of the transactions contemplated by this Agreement, and (B) to fulfill all conditions to this Agreement.

                  8.4 Specific Enforcement. Purchaser, on the one hand, and DCC, on the other, acknowledge and agree that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached. It is accordingly agreed that the parties shall be entitled to an injunction to prevent breaches of the provisions of this Agreement and to enforce specifically the terms and provisions hereof in any court of competent jurisdiction, this being in addition to any other remedy to which they may be entitled at law or equity.

                  8.5 Entire Agreement. This Agreement embodies the entire agreement and understanding between the parties hereto with respect to the subject matter hereof and supersedes all prior agreements and understandings relating to such subject matter.

                  8.6 Amendments and Waivers. Any term of this Agreement may be amended and the observance of any term of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively), with the written consent of DCC and Purchaser. No waivers of or exceptions to any term, condition or provision of this Agreement, in any one or more instances, shall be deemed to be, or construed as, a further or continuing waiver of any such term, condition or provision.

                  8.7 Survival. The representations, warranties, covenants, and agreements made herein shall survive the Closing of the transactions contemplated hereby, notwithstanding any investigation made by Purchaser.

                  8.8 Successors and Assigns. All covenants and agreements contained herein shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, provided, however, that DCC may not assign any of its rights or delegate its duties without the prior written consent of Day Star.

STOCK PURCHASE AGREEMENT      Page 9

                  8.9 Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original, but all of which shall be one and the same document.

                  8.10 Severability. The invalidity or unenforceability of any provision of this Agreement shall not affect the validity or enforceability of any other provision of this Agreement.

                  8.11 Governing Law; Jurisdiction; Venue. This Agreement shall be governed by and construed in accordance with the laws of the State of California as applied to contracts executed and entirely performed within California. Any litigation or arbitration between the parties which arises out of this Agreement shall be instituted and prosecuted only in the appropriate California or Federal court or other tribunal, situated in San Francisco, California. DCC specifically submits itself and its properties to the exclusive jurisdiction of such courts for purposes of any such action and the enforcement of any judgment or order arising therefrom. DCC waives any right to a change of venue and any and all objections to the jurisdiction of the California courts. Notwithstanding the foregoing, Purchaser may take such actions in a foreign jurisdiction which Purchaser deems necessary and appropriate to enforce or collect any court judgment in any dispute arising out of this Agreement or to seek and obtain other relief as is necessary to enforce the terms of this Agreement. Each party agrees that service upon such party in any such action or proceeding may be made by first class mail, certified or registered, return receipt requested as provided for the giving of notices in Section 8.2.

         Executed as of the date first written above.

DCC:                                     DCC COMPACT CLASSICS, INC.
                                         a California corporation


                                         By:/s/Marshall Blonstein
                                            -------------------------------
                                         Title: President
                                               ----------------------------

Purchaser:                               SUNDANCE VENTURE PARTNERS, L.P., A
                                         DELAWARE LIMITED PARTNERSHIP


                                         By:
                                             ------------------------------
                                                      Larry Wells

STOCK PURCHASE AGREEMENT                         Page 10

                         LIST OF EXHIBITS AND SCHEDULES


Exhibits

Exhibit A         -        Form of Registration Rights Agreement

Schedules

Schedule 3.8      -        Intellectual Property
Schedule 3.10     -        Use of Proceeds
Schedule 6.6      -        Matters to be Covered by Legal Opinion



STOCK PURCHASE AGREEMENT
EXHIBITS AND SCHEDULES

                                  SCHEDULE 3.8
                                       OF
                          THE STOCK PURCHASE AGREEMENT

                             INTELLECTUAL PROPERTY



There are no exceptions to be set forth on this Schedule 3.8 in accordance with
Section 3.8, Patents; Trademarks, etc., of the Stock Purchase Agreement.

                                 SCHEDULE 3.10
                                       OF
                          THE STOCK PURCHASE AGREEMENT

                                USE OF PROCEEDS


The net proceeds from the sale of the SHARES are to be used as follows:

Application                                         $Amount           Percentage
-----------                                         -------           ----------
Purchase of additional equipment to                 $200,000          22.22%
employ the laser technology which
burns the image onto the film used
in the Single Use Caption Camera.

Marketing and Advertising of the                    $300,000          33.33%
Single Use Caption Camera

Reserve related to trade financing                  $200,000          22.22%
for purchase orders of the Single
Use Caption Camera

Working capital                                     $300,000*         22.22%
                                                    --------          ------

Total                                               $1,000,000        100.00%


*commissions, legal fees and other costs of placement will be paid from working capital.

SCHEDULE 6.6

MATTERS TO BE COVERED BY LEGAL OPINION
OF_____________________


         (1) DCC is a corporation duly organized, validly existing and in good standing under the laws of the State of California and has full corporate power and authority to conduct its business as presently conducted and as proposed to be conducted by it and to enter into and perform this Agreement and to carry out the transactions contemplated by this Agreement. DCC is duly qualified to do business as a foreign corporation and is in good standing in all states and jurisdictions in which the nature of the business conducted or property owned by DCC make such qualification necessary.

         (2) The execution and delivery of this Agreement and the consummation by DCC of the transactions contemplated hereby have been duly authorized by all necessary corporate action on behalf of DCC. This Agreement, when executed and delivered, will have been duly executed and delivered by DCC and constitutes a valid and binding agreement of DCC, enforceable in accordance with its terms.

         (3) The issuance, sale and delivery of the Shares in accordance with this Agreement have been duly authorized by all necessary corporate action on the part of DCC. The Shares, when issued and delivered against payment therefor, will be duly and validly issued, fully paid and non-assessable. The Shares are not subject to any preemptive rights or any right of first refusal right nor will the issuance of the Shares give rise to any such rights.

         (4) DCC has been subject to the requirements of Section 12 or 15(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act") for a period of at least twelve calendar months immediately preceding the Closing Date, and has filed in a timely manner all reports required to be filed during the twelve calendar months immediately preceding the Closing date (the "Exchange Act Documents"). At the time of filing, the Exchange Act Documents (other than financial statements, schedules and other financial data included therein as to which such counsel need not express any opinion) conformed in all material respects to the requirements of the Exchange Act and all the rules and regulations thereunder.

         (5) DCC is not in violation of any term of its Articles of Incorporation or Bylaws, or in any material respect of any mortgage, indenture, contract, agreement, instrument, or, to such counsel's best knowledge, any judgment, decree, order, statute, rule, or regulation applicable to it. The execution, delivery, and performance by DCC of the Agreement and the issuance and sale of the Shares pursuant hereto, will not result in any such violation or be in conflict with or constitute a default under any such term, or cause the acceleration of maturity of any loan or material obligation to which DCC is a party or by which it is bound or with respect to which it is an obligor or guarantor, or result in the creation or imposition of any material lien, claim, charge, restriction, equity or encumbrance of any kind whatsoever upon, or, to such counsel's best knowledge give to any other person any interest or right (including any right of termination or


STOCK PURCHASE AGREEMENT
SCHEDULE 6.6                                     PAGE 1
cancellation) in or with respect to any of the material properties, assets, business or agreements of DCC. To such counsel's best knowledge, no such term or condition materially adversely affects the business, property, prospects, condition, affairs, or operations of DCC.

         (6) Other than the timely filing of a Form D pursuant to Regulation D promulgated under the Securities Act of 1933, as amended (the "Securities Act"), no consent, approval, order or authorization of, or registration, qualification, designation, declaration or filing with, any governmental authority is required on the part of DCC in connection with the execution and delivery of this Agreement or the offer, issuance, sale and delivery of the Shares. Based in part on the representations made by Purchaser in Section 4 of the Agreement, the offer and sale of the Shares to Purchaser will be in compliance with applicable Federal and state securities laws.

         (7) Except for the grant of registration rights to the Purchasers as contemplated by the provisions hereof DCC is not under any obligation to register any of its presently outstanding securities or any of its securities which may hereafter be issued.

         (8) To such counsel's best knowledge, DCC has not received any notice or claim of infringement of any rights, trademarks, trade names, trade secrets, copyrights or other intellectual property or proprietary rights of others with respect to DCC's operation of its business.

STOCK PURCHASE AGREEMENT
SCHEDULE 6.6                     PAGE 2

                            STOCK PURCHASE AGREEMENT


         This STOCK PURCHASE AGREEMENT, dated as of March 28, 1997, is entered into by and between DCC COMPACT CLASSICS, INC., A COLORADO CORPORATION ("DCC"), and LARRY WELLS, AN INDIVIDUAL ("Purchaser").

                               FACTUAL BACKGROUND

         Purchaser wishes to purchase from DCC, and DCC wishes to sell to Purchaser, shares of DCC'S Common Stock, $.005 par value ("Common Stock"). Purchaser and DCC desire to provide for the foregoing purchase and sale and to establish various rights and obligations in connection therewith. Persons other than Purchaser (the "Other Purchasers") have purchased, or will purchase Common Stock under agreements substantially similar to this Agreement. The Other Purchasers and Purchaser are collectively referred to as the "Purchasers."

         In consideration of the mutual promises and covenants contained in this Agreement, the parties hereto agree as follows:

         1.       SALE OF SHARES.

         Subject to the terms and conditions of this Agreement, at the Closing (as defined below), DCC will sell and issue to Purchaser, and Purchaser will purchase, 20,000 shares of Common Stock (the "Shares") for a total price in cash of Twenty Thousand Dollars ($20,000) (the "Total Purchase Price"), which equals $1.00 per Share (the "Share Purchase Price"). The Shares shall be subject to a Registration Rights Agreement (the "Registration Rights Agreement"), substantially in the form of Exhibit A hereto.

         2.       THE CLOSING.

                  2.1 Closing. The closing ("Closing") of this transaction shall take place at the offices of Coblentz, Cahen, McCabe & Breyer, LLP ("CCMB"), 222 Kearny Street, 7th Floor, San Francisco, California 94108 at 10:00 a.m. on ___________, 1997 (the "Closing Date"), or at such other time, date and place as are mutually agreeable to DCC and Purchaser.

                  2.2 Delivery. At the Closing, subject to the terms of this Agreement, DCC will deliver or cause to be delivered to Purchaser, against Purchaser's payment at the Closing of the Total Purchase Price by one or more checks or by wire transfer to an account or accounts designated by DCC, a stock certificate or certificates evidencing the Shares in such denominations as Purchaser has requested, dated the Closing Date and registered in the name or names requested by Purchaser.


STOCK PURCHASE AGREEMENT        Page 1

         3. REPRESENTATIONS OF DCC. DCC hereby represents, warrants and covenants to Purchaser as follows:

                  3.1 Organization and Standing. DCC is a corporation duly organized, validly existing and in good standing under the laws of the State of Colorado and has full corporate power and authority to conduct its business as presently conducted and as proposed to be conducted by it and to enter into and perform this Agreement and to carry out the transactions contemplated by this Agreement. DCC is duly qualified to do business as a foreign corporation and is in good standing in all states and jurisdictions in which the nature of the business conducted or property owned by DCC make such qualification necessary. DCC has furnished Purchaser with copies of its Certificate of Incorporation and its Bylaws and those of any subsidiaries. Said copies are true, correct, and complete and contain all amendments through the date of the Closing.

                  3.2 Due Authorization. The execution and delivery of this Agreement and the consummation by DCC of the transactions contemplated hereby have been duly authorized by all necessary corporate action on behalf of DCC. This Agreement, when executed and delivered, will have been duly executed and delivered by DCC and constitutes a valid and binding agreement of DCC, enforceable in accordance with its terms.

                  3.3 Issuance of Shares. The issuance, sale and delivery of the Shares in accordance with this Agreement have been duly authorized by all necessary corporate action on the part of DCC, and all the Shares have been duly reserved for issuance. The Shares, when issued and delivered against payment therefor, will be duly and validly issued, fully paid and non-assessable. The Shares are not subject to any preemptive rights or any right of first refusal and the issuance of the Shares will not give rise to any such rights.

                  3.4      Exchange Act Documents.

                           3.4.1    DCC has been subject to the requirements of
Section 12 or 15(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act") for a period of at least twelve calendar months immediately preceding the Closing Date hereof and has filed in a timely manner all reports required to be filed during the twelve calendar months immediately preceding the Closing Date (the "Exchange Act Documents"). At the time of filing, the Exchange Act Documents conformed in all material respects to the requirements of the Exchange Act and all the rules and regulations thereunder, and none of such documents contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and any further documents so filed, when such documents become effective or are filed with the Securities and Exchange Commission (the "Commission"), as the case may be, will conform in all material respects to the requirements of the Exchange Act and all the rules and regulations thereunder, and none of such documents will contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading.

                           3.4.2    The financial statements (together with the
related notes thereto) contained in the Exchange Act Documents present fairly the financial position of DCC and its consolidated subsidiaries as of and at the dates indicated and the results of their operations for the

STOCK PURCHASE AGREEMENT         Page 2
periods specified; and except as otherwise disclosed in the Exchange Act Documents, said financial statements have been prepared in accordance with generally accepted accounting principles consistently applied. The accountants who have audited certain financial statements included in the Exchange Act Documents are independent public accountants as required by the Exchange Act and the rules and regulations thereunder.

                           3.4.3    The information set forth in the Form 10KSB
filed by DCC on May 30, 1996 (the "10K") is complete and accurate in all material respects as of the Closing Date, and since the date of the 10K, except as otherwise stated therein, (i) there has been no material adverse change in the condition, financial or otherwise, or in the earnings, business affairs or business prospects of DCC and its subsidiaries considered as one enterprise, whether or not arising in the ordinary course of business, (ii) there have been no transactions entered into by DCC or any of its subsidiaries, other than those in the normal course of business, which are material with respect to DCC and its subsidiaries considered as one enterprise and (iii) except for regular dividends on the common stock in amounts per share that are consistent with past practice, there' has been no dividend or distribution of any kind declared, paid or made by DCC on any class of its capital stock.

                  3.5 Compliance with Other Instruments, None Burdensome, etc. DCC is not in violation of any term of its Articles of Incorporation or Bylaws, or in any material respect of any mortgage, indenture, contract, agreement, instrument, or, to DCC's best knowledge, any judgment, decree, order, statute, rule, or regulation applicable to it. The execution, delivery, and performance by DCC of this Agreement and the issuance and sale of the Shares pursuant hereto, will not result in any such material violation or be in conflict with or constitute a material default under any such term, or cause the acceleration of maturity of any loan or material obligation to which DCC is a party or by which it is bound or with respect to which it is an obligor or guarantor, or result in the creation or imposition of any material lien, claim, charge, restriction, equity or encumbrance of any kind whatsoever upon, or, to DC C's best knowledge give to any other person any interest or right (including any right of termination or cancellation) in or with respect to any of the material properties, assets, business or agreements of DCC. To DCC's best knowledge, no such term or condition materially adversely affects the business, property, prospects, condition, affairs, or operations of DCC.

                  3.6 Governmental Consents. Other than the timely filing of a Form D pursuant to Regulation D promulgated under the Securities Act of 1933, as amended (the "Securities Act") and similar Blue Sky notification, no consent, approval, order or authorization of; or registration, qualification, designation, declaration or filing with, any governmental authority is required on the part of DCC in connection with the execution and delivery of this Agreement or the offer, issuance, sale and delivery of the Shares. Based in part on the representations made by Purchaser in Section 4 hereof the offer and sale of the Shares to Purchaser will be in compliance with applicable Federal and state securities laws.

                  3.7 Registration Rights. Except for the grant of registration rights to the Purchasers as contemplated by the provisions hereof; DCC is not under any obligation to register any of its presently outstanding securities or any of its securities which may hereafter be issued.

STOCK PURCHASE AGREEMENT                 Page 3

                  3.8 Patents, Trademarks, etc. Except as set forth on Schedule 3.8, DCC owns and possesses or licenses all patents, patent applications, licenses, trademarks, service marks, trade names, brand names, inventions, trade secrets, processes, formulae, copyrights, hardware and software necessary for the operation of its business as now conducted and as proposed to be conducted (the "Intellectual Property"). DCC has not received any notice or claim of infringement of any rights, trademarks, trade names, trade secrets, copyrights or other intellectual property or proprietary rights of others with respect to DCC's operation of its business. To the knowledge of DCC, except as set forth on
Schedule 3.8, the Intellectual Property does not infringe upon or violate any rights, trademarks, trade names, trade secrets, copyrights or other intellectual property or proprietary rights of any person or entity.

                  3.9 Insurance. DCC has adequate insurance, with financially sound and reputable insurers, with respect to its business and properties which are of a character customarily insured by corporations of established reputation engaged in the same or a similar business and similarly situated, against loss or damage of the kinds customarily insured against by such corporations, which insurance is of such types (including public liability and workmen's compensation insurance) as are customarily carried under similar circumstances by such other corporations.

                  3.10 Use of Proceeds. The net proceeds from the sale of the Shares shall be used as set forth in Schedule 3.10 hereto. DCC shall not directly or indirectly use such proceeds for any other purpose.

                  3.11 Disclosure. Neither this Agreement (including, without limitation, the Schedules and the Exhibits hereto), nor any other document delivered to Purchaser or its counsel or agents in connection herewith contains any untrue statement of a material fact or omits to state a material fact necessary in order to make the statements contained herein or therein not misleading. To the best of DCC's knowledge, there is no fact (or facts) which (individually or in the aggregate) materially adversely affects the business, prospects, condition, affairs, or operations of DCC or its properties or assets which has (or have) not been set forth in this Agreement and the Schedules and Exhibits hereto.

         4. REPRESENTATIONS OF Purchaser. Purchaser hereby represents and warrants to DCC as follows:

                  4.1 Investment. Purchaser is acquiring the Shares for its own account for investment and not with a view to, or for sale in connection with, any distribution thereof, nor with any present intention of distributing or selling the same.

                  4.2 Authority. Purchaser has lull power and authority to enter into and to perform this Agreement in accordance with its terms.

                  4.3 Experience. Purchaser has sufficient knowledge and experience in investing in companies similar to DCC so as to be able to evaluate the risks and merits of its investment in DCC.

STOCK PURCHASE AGREEMENT           Page 4

                  4.4 Legend. Purchaser understands that the stock certificate representing the Shares shall bear a legend substantially to the following effect:

                    THE SHARES REPRESENTED BY THE CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED, PLEDGED OR HYPOTHECATED UNLESS AND UNTIL SUCH SHARES ARE REGISTERED UNDER SUCH ACT OR AN OPINION OF COUNSEL SATISFACTORY TO DCC IS OBTAINED TO THE EFFECT THAT SUCH REGISTRATION IS NOT REQUIRED.

                  4.5 Accredited Investor. Purchaser is an "accredited investor" within the meaning of Regulation D promulgated under the Securities Act.

         5. COVENANTS OF DCC. DCC hereby covenants and agrees as follows:

                  5.1 Consents and Best Efforts. Subject to the terms and conditions provided herein, DCC covenants and agrees to use its commercially reasonable best efforts to take, or cause to be taken, all action or do, or cause to be done, all things necessary, proper or advisable under applicable laws and regulations to consummate and make effective the transactions contemplated hereby and to cause the fulfillment of its obligations hereunder.

                  5.2 Notification of Certain Matters. DCC shall give prompt notice to Day Star, and Purchaser shall give prompt notice to DCC, of (i) the occurrence, or failure to occur, of any event which occurrence or failure would be likely to cause any representation or warranty contained in this Agreement to be untrue or inaccurate in any material respect as of the Closing Date and (ii) any material failure of DCC or Purchaser, as the case may be, to comply with or satisfy any covenant, condition or agreement to be complied with or satisfied by it hereunder, and each party shall use all reasonable efforts to remedy same.

                  5.3 Nondisclosure Agreements. DCC shall require all key managers and other key employees now or hereafter employed by DCC who have access to confidential and proprietary information of DCC to enter into nondisclosure agreements in a form that is commercially reasonable.

                  5.4 Exchange Act Reports. Following the Closing, DCC shall deliver to Purchaser all reports required to be filed by it pursuant to the Exchange Act and the rules and regulations thereunder concurrently with transmittal of such reports to the Commission.

                  5.5 Board Visitation Rights. DCC shall allow Purchaser, on behalf of the Purchasers, to have one observer present at all meetings of the Board of Directors and committees of the Board of Directors and such observer shall be entitled to participate in discussions and consult with the Board of Directors and committees of the Board of Directors, without voting. To facilitate such visitation, DCC shall provide Purchaser with written notice of all such meetings not later than it provides such notice to its directors.

STOCK PURCHASE AGREEMENT         Page 5

         6. CLOSING CONDITIONS. The obligations of Purchaser hereunder are subject to Day Star's satisfaction in its sole discretion with the results of its due diligence investigation and to the fulfillment or waiver on or before the Closing of the following conditions:

                  6.1 Representations and Warranties True. All representations and warranties of DCC made in Section 3 or otherwise under or pursuant to this Agreement shall be true on the Closing Date and DCC shall have delivered to Day Star a certificate of an authorized officer of DCC dated the Closing Date, certifying to such effect.

                  6.2 Instruments and Proceedings to be Satisfactory. All instruments and corporate proceedings relating to the sale of the Shares hereunder by DCC or otherwise relating to the transactions contemplated hereby shall be satisfactory to Purchaser.

                  6.3 Other Agreements. All documents and instruments specified for delivery at the Closing shall have been executed and delivered by DCC and Purchaser, as appropriate.

                  6.4 Due Diligence and Legal Fees. DCC shall pay at the Closing or, if the estimated amount paid at closing is insufficient, promptly upon demand all of the reasonable fees and expenses of counsel to Purchaser incurred in connection with the preparation and negotiation of this Agreement and the Closing of the transactions contemplated hereby. In addition, DCC shall pay all reasonable fees and expenses of counsel for Purchaser in connection with any amendment of any document contemplated hereby, any waiver under such document and any consultation or action related to enforcement thereof.

                  6.5 Legal Opinion. Richard Leach, as counsel to DCC, shall have executed and delivered to Purchaser a legal opinion, dated the Closing Date, in form and substance satisfactory to counsel for Purchaser covering the matters set forth in Schedule 6.6 hereto.

                  6.6 No Suit. No suit, action, investigation, inquiry or other proceeding by any person shall have been instituted or threatened which questions the validity or legality of, or seeks to enjoin or invalidate, the transactions contemplated hereby and which is reasonably likely to succeed and which, if successful, is reasonably likely to materially and adversely affect the value of the Shares, Purchaser's registration rights, or DCC.

                  6.7 Other Matters. All corporate and other proceedings in connection with the transactions contemplated by this Agreement and all documents and instruments incident to such transactions (including the materials provided to Purchaser and its special counsel) shall be reasonably satisfactory in substance and form to Purchaser and its special counsel, and Purchaser and its special counsel shall have received all such counterpart originals or certified or other copies of such documents as they may reasonably request.

STOCK PURCHASE AGREEMENT       Page 6

         7. CONDITION TO THE OBLIGATIONS OF DCC. The obligations of DCC hereunder are subject to the fulfillment or waiver of the following conditions on or before the Closing:

                  7.1 Accuracy of Representations and Warranties. The representations and warranties of Purchaser contained in Section 4 shall be true on the Closing Date.

                  7.2 Purchase Price. Payment of the applicable purchase price to DCC as set forth in Section 2 hereof.

                  7.3 No Suit. No suit, action, investigation, inquiry or other proceeding by any person shall have been instituted or threatened which questions the validity or legality of or seeks to enjoin or invalidate, the transactions contemplated hereby and which is reasonably likely to succeed and which, if successful, is reasonably likely to materially and adversely affect DCC.

         8.       GENERAL.

                  8.1      Indemnity.

                           (a) Each party agrees to indemnify and save harmless
the other party hereto and such other party's officers, directors, employees and agents, and each person who controls such other party within the meaning of the Securities Act or the Exchange Act, from and against any and all costs, expenses, damages, claims, actions, diminution in value or other liabilities, including costs of investigation and defense (collectively, "Damages") suffered or incurred by the indemnified party as a result of any breach by the indemnifying party of any of its agreements, representations, warranties or covenants contained in this Agreement, other than Damages resulting, directly or indirectly from the breach by the indemnified party of any of its agreements, representations, warranties or covenants contained herein; provided, however, that if and to the extent that such indemnification is unenforceable for any reason, the indemnifying party shall make the maximum contribution to the payment and satisfaction of such indemnified liability which shall be permissible under applicable law.

                           (b) The indemnified party under this Section 8.1
will, promptly after the receipt of notice of the commencement of any action against such indemnified party in respect of which indemnity may be sought from the indemnifying party on account of an indemnity agreement contained in this
Section 8.1, notify the indemnifying party in writing of the commencement thereof. The omission of any indemnified party to so notify the indemnifying party of any such action shall not relieve the indemnifying party from any liability which it may have to such indemnified party except to the extent the indemnifying party shall have been materially prejudiced by the omission of such indemnified party to so notify the indemnifying party, pursuant to this
Section 8.1. In case any such action shall be brought against any indemnified party and it shall notify the indemnifying party of the commencement thereof the indemnifying party shall be entitled to participate therein and, to the extent that it may wish, to assume the defense thereof with counsel reasonably satisfactory to such indemnified party, and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof the indemnifying party will not be liable to such indemnified party under this Section 8.1 for any legal or other expense subsequently incurred by such indemnified party in connection with the defense thereof nor for any settlement thereof entered into without


STOCK PURCHASE AGREEMENT       Page 7
the consent of the indemnifying party; provided, however, that (i) if the indemnifying party shall elect not to assume the defense of such claim or action or (ii) if the indemnified party reasonably determines (x) that there may be a conflict between the positions of the indemnifying party and of the indemnified party in defending such claim or action or (y) that there may be legal defenses available to such indemnified party different from or in addition to those available to the indemnifying party, then separate counsel for the indemnified party shall be entitled to participate in and conduct the defense, in the case of (i) and (ii)(x), or such different defenses, in the case of (ii)(y), and the indemnifying party shall be liable for any reasonable legal or other expenses incurred by the indemnified party in connection with such defense(s);

                           (c)  All representations and warranties made by the
parties herein or in any instrument or document finished in connection herewith shall survive the Closing and any investigation at any time made by or on behalf of the parties hereto. All such representations and warranties shall expire on the second anniversary of the respective Closing Dates, except for claims, if any, asserted in writing prior to such second anniversary, which shall survive until finally resolved and satisfied in full. All claims and actions for indemnity pursuant to this Section 8 for breach of any representation or warranty shall be asserted or maintained in writing by a party hereto on or prior to the expiration of such two-year period.

                  8.2 Notices. All notices, requests, consents, and other communications under this Agreement shall be in writing and shall be delivered by hand, by reputable overnight courier or mailed by first class certified or registered mall, return receipt requested, postage prepaid:

                  If to DCC:             9301 Jordan Avenue, No.105
                                         Chatsworth, CA 91311
                                         Attention: President

                  With copy to:          Richard Leach
                                         22900 Ventura Boulevard, No.110
                                         Woodland Hills, CA 91364

                  If to Purchaser:       Larry Wells
                                         10600 N. DeAnza Blvd., Suite 215
                                         Cupertino, CA 95014

                  With copy to:          COBLENTZ, CAHEN, MCCABE & BREYER, LLP
                                         222 Kearny Street, 7th Floor
                                         San Francisco, CA 94108
                                         Attention: Barry Reder, Esq.

                  If to DayStar:         10600 N. DeAnza Blvd., Suite 215
                                         Cupertino, CA 95014
                                         Attention: Larry Wells


STOCK PURCHASE AGREEMENT            Page 8

                  With copy to:          Coblentz, Cahen, McCabe & Breyer, LLP
                                         222 Kearny Street, 7th Floor
                                         San Francisco, CA 94108
                                         Attention: Barry Reder, Esq.

         Notices provided in accordance with this Section 8.2 shall be deemed delivered upon personal delivery, one business day after deposit with a reputable overnight delivery service, or two business days after deposit in the mail. Any party may change its address for notice by notice similarly given.

                  8.3 Further Assurances. Upon the terms and subject to the conditions contained herein, each of the parties hereto agrees, both before and after the Closing, (i) to use all reasonable efforts to take, or cause to be taken, all actions and to do, or cause to be done, all things necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement, (ii) to execute any documents, instruments or conveyances of any kind which may be reasonably necessary or advisable to carry out any of the transactions contemplated hereunder or thereunder, and (iii) to cooperate with each other in connection with the foregoing, including, without limitation, using their respective best efforts (A) to obtain all consents, approvals and waivers from any person necessary to permit the consummation of the transactions contemplated by this Agreement, and (B) to fulfill all conditions to this Agreement.

                  8.4 Specific Enforcement. Purchaser, on the one hand, and DCC, on the other, acknowledge and agree that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached. It is accordingly agreed that the parties shall be entitled to an injunction to prevent breaches of the provisions of this Agreement and to enforce specifically the terms and provisions hereof in any court of competent jurisdiction, this being in addition to any other remedy to which they may be entitled at law or equity.

                  8.5 Entire Agreement. This Agreement embodies the entire agreement and understanding between the parties hereto with respect to the subject matter hereof and supersedes all prior agreements and understandings relating to such subject matter.

                  8.6 Amendments and Waivers. Any term of this Agreement may be amended and the observance of any term of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively), with the written consent of DCC and Purchaser. No waivers of or exceptions to any term, condition or provision of this Agreement, in any one or more instances, shall be deemed to be, or construed as, a further or continuing waiver of any such term, condition or provision.

                  8.7 Survival. The representations, warranties, covenants, and agreements made herein shall survive the Closing of the transactions contemplated hereby, notwithstanding any investigation made by Purchaser.

                  8.8 Successors and Assigns. All covenants and agreements contained herein shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, provided, however, that DCC may not assign any of its rights or delegate its duties


STOCK PURCHASE AGREEMENT        Page 9
without the prior written consent of Day Star.

                  8.9 Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original, but all of which shall be one and the same document.

                  8.10 Severability. The invalidity or unenforceability of any provision of this Agreement shall not affect the validity or enforceability of any other provision of this Agreement.

                  8.11 Governing Law; Jurisdiction; Venue. This Agreement shall be governed by and construed in accordance with the laws of the State of California as applied to contracts executed and entirely performed within California. Any litigation or arbitration between the parties which arises out of this Agreement shall be instituted and prosecuted only in the appropriate California or Federal court or other tribunal, situated in San Francisco, California. DCC specifically submits itself and its properties to the exclusive jurisdiction of such courts for purposes of any such action and the enforcement of any judgment or order arising therefrom. DCC waives any right to a change of venue and any and all objections to the jurisdiction of the California courts. Notwithstanding the foregoing, Purchaser may take such actions in a foreign jurisdiction which Purchaser deems necessary and appropriate to enforce or collect any court judgment in any dispute arising out of this Agreement or to seek and obtain other relief as is necessary to enforce the terms of this Agreement. Each party agrees that service upon such party in any such action or proceeding may be made by first class mail, certified or registered, return receipt requested as provided for the giving of notices in Section 8.2.

         Executed as of the date first written above.

                                         DCC:

                                         DCC COMPACT CLASSICS, INC.
                                         a California corporation


                                         By: /s/ Marshall Blonstein
                                            -----------------------------------
                                         Title: President
                                               --------------------------------

                                         Purchaser:


                                         -----------------------------
                                                Larry Wells


STOCK PURCHASE AGREEMENT                         Page 10

                         LIST OF EXHIBITS AND SCHEDULES


Exhibits

Exhibit A         -        Form of Registration Rights Agreement


Schedules

Schedule 3.8      -        Intellectual Property
Schedule 3.10     -        Use of Proceeds
Schedule 6.6      -        Matters to be Covered by Legal Opinion


STOCK PURCHASE AGREEMENT
EXHIBITS AND SCHEDULES

                                  SCHEDULE 3.8
                                       OF
                          THE STOCK PURCHASE AGREEMENT

                             INTELLECTUAL PROPERTY


There are no exceptions to be set forth on this Schedule 3.8 in accordance with
Section 3.8, Patents; Trademarks, etc., of the Stock Purchase Agreement.

                                 SCHEDULE 3.10
                                       OF
                          THE STOCK PURCHASE AGREEMENT

                                USE OF PROCEEDS


The net proceeds from the sale of the SHARES are to be used as follows:

Application                                      $Amount            Percentage
-----------                                      -------            ----------
Purchase of additional equipment to              $200,000           22.22%
employ the laser technology which
burns the image onto the film used
in the Single Use Caption Camera.
Marketing and Advertising of the                 $300,000           33.33%
Single Use Caption Camera

Reserve related to trade financing               $200,000           22.22%
for purchase orders of the Single
Use Caption Camera

Working capital                                  $300,000*          22.22%
                                                 --------           ------

Total                                            $1,000,000         100.00%


*commissions, legal fees and other costs of placement will be paid from working capital.

SCHEDULE 6.6

MATTERS TO BE COVERED BY LEGAL OPINION
OF_____________________



         (1) DCC is a corporation duly organized, validly existing and in good standing under the laws of the State of California and has full corporate power and authority to conduct its business as presently conducted and as proposed to be conducted by it and to enter into and perform this Agreement and to carry out the transactions contemplated by this Agreement. DCC is duly qualified to do business as a foreign corporation and is in good standing in all states and jurisdictions in which the nature of the business conducted or property owned by DCC make such qualification necessary.

         (2) The execution and delivery of this Agreement and the consummation by DCC of the transactions contemplated hereby have been duly authorized by all necessary corporate action on behalf of DCC. This Agreement, when executed and delivered, will have been duly executed and delivered by DCC and constitutes a valid and binding agreement of DCC, enforceable in accordance with its terms.

         (3) The issuance, sale and delivery of the Shares in accordance with this Agreement have been duly authorized by all necessary corporate action on the part of DCC. The Shares, when issued and delivered against payment therefor, will be duly and validly issued, fully paid and non-assessable. The Shares are not subject to any preemptive rights or any right of first refusal right nor will the issuance of the Shares give rise to any such rights.

         (4) DCC has been subject to the requirements of Section 12 or 15(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act") for a period of at least twelve calendar months immediately preceding the Closing Date, and has filed in a timely manner all reports required to be filed during the twelve calendar months immediately preceding the Closing date (the "Exchange Act Documents"). At the time of filing, the Exchange Act Documents (other than financial statements, schedules and other financial data included therein as to which such counsel need not express any opinion) conformed in all material respects to the requirements of the Exchange Act and all the rules and regulations thereunder.

         (5) DCC is not in violation of any term of its Articles of Incorporation or Bylaws, or in any material respect of any mortgage, indenture, contract, agreement, instrument, or, to such counsel's best knowledge, any judgment, decree, order, statute, rule, or regulation applicable to it. The execution, delivery, and performance by DCC of the Agreement and the issuance and sale of the Shares pursuant hereto, will not result in any such violation or be in conflict with or constitute a default under any such term, or cause the acceleration of maturity of any loan or material obligation to which DCC is a party or by which it is bound or with respect to which it is an obligor or guarantor, or result in the creation or imposition of any material lien, claim, charge, restriction, equity or encumbrance of any kind whatsoever upon, or, to such counsel's best knowledge give to any other person any interest or right (including any right of termination or


STOCK PURCHASE AGREEMENT
SCHEDULE 6.6                                     PAGE 1
cancellation) in or with respect to any of the material properties, assets, business or agreements of DCC. To such counsel's best knowledge, no such term or condition materially adversely affects the business, property, prospects, condition, affairs, or operations of DCC.

         (6) Other than the timely filing of a Form D pursuant to Regulation D promulgated under the Securities Act of 1933, as amended (the "Securities Act"), no consent, approval, order or authorization of, or registration, qualification, designation, declaration or filing with, any governmental authority is required on the part of DCC in connection with the execution and delivery of this Agreement or the offer, issuance, sale and delivery of the Shares. Based in part on the representations made by Purchaser in Section 4 of the Agreement, the offer and sale of the Shares to Purchaser will be in compliance with applicable Federal and state securities laws.

         (7) Except for the grant of registration rights to the Purchasers as contemplated by the provisions hereof DCC is not under any obligation to register any of its presently outstanding securities or any of its securities which may hereafter be issued.

         (8) To such counsel's best knowledge, DCC has not received any notice or claim of infringement of any rights, trademarks, trade names, trade secrets, copyrights or other intellectual property or proprietary rights of others with respect to DCC's operation of its business.

STOCK PURCHASE AGREEMENT
SCHEDULE 6.6                                     PAGE 2